UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009 (October 26, 2009)

OceanFirst Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

975 Hooper Avenue, Toms River, New Jersey	08753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 240-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 26, 2009, OceanFirst Financial Corp. issued a press release announcing a proposed underwritten public offering of $50.0 million of its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Statements contained in this current report on Form 8-K, including Exhibit 99.1, contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, which we refer to as the Securities Act and Section 21E of the Securities Exchange Act of 1934, which we refer to as the Exchange Act, with respect to the financial condition, liquidity, results of operations, future performance and business of OceanFirst Financial Corp. (“Ocean First”). These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.

Forward-looking statements are subject to various risks and uncertainties, which change over time, are based on management’s expectations and assumptions at the time the statements are made. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. While we believe our plans, objectives, goals, expectations, anticipations, estimates and intentions as reflected in these forward-looking statements are reasonable, we can give no assurance that any of them will be achieved. You should understand that various factors could affect our future results and could cause results to differ materially from those expressed in these forward-looking statements.

Actual outcomes and results may differ materially from what is expressed in our forward-looking statements or disclosed in our other SEC filings. Forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the time of this filing. We undertake no obligation to revise the forward-looking statements contained in this filing to reflect events after the time it is filed with the SEC. Though we strive to monitor and mitigate risk, we cannot anticipate all potential economic, operational and financial developments that may adversely impact our operations and our financial results.

Forward-looking statements should not be viewed as predictions, and should not be the primary basis upon which investors evaluate OceanFirst. Any investor in OceanFirst should consider all risks and uncertainties disclosed in our SEC filings all of which are accessible on the SEC’s website at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.

99.1	Press Release, dated October 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2009

OCEANFIRST FINANCIAL CORP.

By:	/S/ MICHAEL J. FITZPATRICK
Name:	Michael J. Fitzpatrick
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Press Release, dated October 26, 2009.

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